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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005
                                                         ----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-25196                   51-0110823
----------------------------    --------------------     -----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)

                  6901 Glenn Highway, Cambridge, Ohio       43725
              -----------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:        (740) 435-2020
                                                    ----------------------------


                                 Not Applicable
                          -----------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01    Entry into a Material Definitive Agreement.
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     On January 27, 2005, the Board of Directors of Camco Financial Corporation
("Camco") awarded options to acquire Camco stock to its directors and certain employees under the Westwood Homestead Financial Corporation 1997 Stock Option Plan and the Camco Financial Corporation 2002 Equity Incentive Plan. The terms and conditions of the stock option awards are set forth in the applicable plan and in the applicable form of award agreement attached hereto. The exercise price for each of the options is $16.51 per share.

     Each of the following directors received an option to acquire 5,000 shares of Camco stock and will execute an award agreement with Camco in the form of
Exhibit 10.3 attached hereto: Larry A. Caldwell, Robert L. Dix, Jr., Terry A. Feick, Susan J. Insley, Paul D. Leake, Carson K. Miller, Samuel W. Speck and Jeffrey T. Tucker.

     Richard C. Baylor received an option to acquire 15,752 shares of Camco stock and will execute an award agreement with Camco in the form of Exhibit 10.3 attached hereto as to 14,029 of those option shares and will execute an award agreement in the form of Exhibit 10.4 attached hereto as to the remaining 1,723 of those option shares.

     Each of the following executive officers received an option to acquire the number of shares of Camco stock noted by his name and will execute an award agreement with Camco in the form of Exhibit 10.5 attached hereto: D. Edward Rugg- 5,540; Mark A. Severson- 3,433; David S. Caldwell- 3,100; and Edward A. Wright- 3,100.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.
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   (c)     Exhibits.

           Exhibit No.                       Description
           -----------                       -----------

              10.1 Westwood Homestead Financial Corporation 1997 Stock Option Plan (Incorporated by reference to Camco's Form S-8 filed on January 5, 2000, File Number 333-94113,
                        Exhibit 4.01).

              10.2 Camco Financial Corporation 2002 Equity Incentive Plan (Incorporated by reference to Camco's Form S-8 filed on June 10, 2002, File Number 333-90152, Exhibit 4.01).

              10.3 Non-Qualified Stock Option Award Agreement Pursuant to the Westwood Homestead Financial Corporation 1997 Stock Option Plan.
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

           Exhibit No.                       Description
           -----------                       -----------


              10.4      Incentive Stock Option Award Agreement Pursuant to the
                        Westwood Homestead Financial Corporation 1997 Stock
                        Option Plan.

              10.5      Incentive Stock Option Award Agreement Pursuant to the
                        Camco Financial Corporation 2002 Equity Incentive Plan.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAMCO FINANCIAL CORPORATION



                                             By: /s/ Mark A. Severson
                                                --------------------------------
                                                  Mark A. Severson
                                                  Chief Financial Officer


Date: February 2, 2005



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